TRANSATLANTIC petroleum ltd. Enercom dallas march 2017 Bahar 11H Exhibit 99.1

FORWARD LOOKING STATEMENTS Outlooks, projections, estimates, targets and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015, which is available on our website at www.transatlanticpetroleum.com and on www.sec.gov. See also TransAtlantic’s audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date. The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources. Note on PV-10: The present value of estimated future net revenues or PV-10 is an estimate of future net revenues from a property at the date indicated, without giving effect to derivative financial instrument activities, after deducting production and ad valorem taxes, future capital costs, abandonment costs and operating expenses, but before deducting future federal income taxes. The future net revenues have been discounted at an annual rate of 10% to determine their “present value.” The present value is shown to indicate the effect of time on the value of the net revenue stream and should not be construed as being the fair market value of the properties or the oil and natural gas reserves we own. Estimates have been made using constant oil and natural gas prices and operating and capital costs at the date indicated, at its acquisition date, or as otherwise indicated. We believe that the present value of estimated future net revenues before income taxes, while not a financial measure in accordance with GAAP, is an important financial measure used by investors and independent oil and natural gas producers for evaluating the relative significance of oil and natural gas properties and acquisitions because the tax characteristics of comparable companies can differ materially. PV-10 is not a measure of financial or operating performance under GAAP. PV-10 should not be considered as an alternative to the Standardized Measure as defined under GAAP. The Standardized Measure represents the PV-10 after giving effect to income taxes. Note on BOE: BOE (barrel of oil equivalent) is derived by converting natural gas to oil in the ratio of six thousand cubic feet (MCF) of natural gas to one barrel (bbl) of oil. BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Net debt is close to zero. The company’s non-property assets and non-preferred stock liabilities essentially off set each other. 1 FX changes are immaterial to balance sheet on non GAAP basis Rule of law in Turkey has remained stable despite political headlines The market has not recognized the change in the balance sheet. Over the past two years, the value of the company has advanced and is better measured by reserves value (adjusted for the redemption or conversion of the preferred stock). Company is worth 2-4X current price Overview of Balance Sheet Improvement 1. Adjusted for elimination of deferred tax liabilities and plugging reserve.

company transformation

Company transformation Entered new credit facility with Deniz bank replacing BNP-IFC Exchanged and redeemed approximately $45mm of convertible notes due 6-1-17 for Preferred Series A shares Closed sale of Thrace Basin Natural Gas with Valeura Energy (VLE.TSX) on February 24th For the sale of all of the equity interests in Thrace Basin Natural Gas (TBNG) for $22mm Closed transaction for approximately $16.3mm after closing adjustments plus $4.6mm cash balance Remaining Thrace Production of 900 mcf/day (net) Retained offset acreage to Basin Center Gas Test

Historical production and Financial Metrics (1) General and administrative expenses are calculated in accordance with U.S. GAAP and divided by total production (Mboe) (2) 2016 metrics are estimates and are unaudited.  We have provided a range of estimates as amounts are preliminary and are subject to change, possibly materially. Lease Operating Expense ($/Boe) (2) $10.7 $8.6 $6.1 $6.0 - $7.5 Capital Expenditures ($ in millions) (2) $100 $111.5 $22.4 $8.5 - $9.5 Net Production (MBoe/d) 4.2 5.1 5.0 4.4 General and Administrative Expense ($/Boe) (1) (2) $8.0 - $10.0 $11.5 $14.7 $16.7

Q2’2015 Q3’2015 2015 Q1’2016 Q2’2016 Q3’2016 Pro Forma(2) -6.3x 2.1x -3.6x -4.2x -3.2x -4.7x -1.8x Historical and Pro Forma Credit Statistics (1) Adj. EBITDAX is annualized (2) Pro Forma amount assumes 100% conversion of Series A Preferred Shares, $4.3mm redemption in January of the 2017 notes, Term Loan payments from October 2016 through February 2017, and our partial payment of ANBE loan of $898K in December 2016 and the remainder of the ANBE loan to be paid with the proceeds from TBNG. There is no assurance that the conversion of the Series A Preferred Shares will occur. Total Debt / Adj. EBITDAX (1) and Total Debt / Net Income / (Loss) from Continuing Operations Adj. EBITDAX / Net Income / Loss from continuing operations ($ in millions) Net Income/(loss) from continuing operations Adj. EBITDAX 2013 2014 2015 Q1’2016 Q2’2016 Q3’2016 77.0 90.3 64.7 8.6 10.1 -13.3 29.2 12.8 -26.7 -5.6 -6.5 -4.6

Improving balance sheet * Note: Pro Forma amount assumes 100% conversion of Series A Preferred Shares, $4.3mm redemption in January of the 2017 notes, Term Loan payments from October 2016 through February 2017, and partial payment of ANBE loan of $898K in December 2016 and the remainder of the ANBE loan to be paid with the proceeds from TBNG.. There is no assurance that the conversion of the Series A Preferred Shares will occur. Total Debt 77.3% Reduction in Debt reserves year end 2016 Bahar Production Facility

Reserves - Overview OPPOSING PRICING TRAJECTORIES YEAR-OVER-YEAR SEC Price dropped from $55 to $44, Beginning Forward Strip increased from $47 to $58 YE2016 Ex-TBNG is Proforma

Reserves – year over year comparison 200% production replacement overshadowed by asset sales YE2016 reserves are preliminary D&M results. YE2016 TBNG reserves are internal. YE2015 reserves are final, audited D&M results.

Reserves – year over year comparison Sec value down 45% *while strip value up 18%* * Ex TBNG YE2016 reserves are preliminary D&M results. YE2016 TBNG reserves are internal. YE2015 reserves are final, audited D&M results. TBNG reserves are unaudited, internal reserves. SEC VALUE Increase due to foward strip YE2015 Forward Strip Value (<SEC) SEC 138 222

Overview – sec pricing VS. FORWARD STRIP YE2016 reserves are preliminary D&M results. YE2015 reserves are final, audited D&M results. ye2016 sec reserves YE2016 forward strip reserves Net Reserves (MMBoe) Proved (1P) 1P + Probable (2P) 12/31/2015 18.6 48.3 Production -1.7 -1.7 Adds/Revisions 3.5 3.9 Operations Total 20.4 50.5 Disposition (Albania) -4.9 -19.5 12/31/2016 15.5 31.0 TBNG Reserves -1.5 -4.3 YE2016 (Ex-TBNG) 14.0 26.7 Y/Y Change -25% -45% Reserves/ Production 8.2 15.7 Net Reserves (MMBoe) Proved (1P) 1P + Probable (2P) 12/31/2015 18.5 48.8 Production -1.7 -1.7 Adds/Revisions 4.0 3.9 Operations Total 20.8 51.0 Disposition (Albania) -4.9 -19.5 12/31/2016 15.9 31.5 TBNG Reserves -1.5 -4.3 YE2016 (Ex-TBNG) 14.4 27.2 Y/Y Change -22% -44% Reserves/ Production 8.5 16.0

South east turkey Source IHS with production through the end of 2010 TransAtlantic’s licenses are surrounded by numerous fields of significant reserve size TransAtlantic license outline 3D shoot outline Producing field outline Barbes field 23.79 MMBO Barbes Derin field 12 BCF, 1.04 MMB cond. Yenikoy field 18.02 MMBO Kayakoy field 27.78 MMBO Kayakoy Bati field 47.14 MMBO, 9.38 MMCF Sahaban field 17.58 MMBO Kurkan field 59.57 MMBO Beykan field 76.38 MMBO Kastel field 15 MMBO Bahar field Molla field Goksu field Arpatepe field Ramen Bati field 103.83 MMBO Ramen field 89.1 MMBO Garzan field 42.04 MMBO Silivanka field 13.25 MMBO Selmo field 88.61 MMBO

SOUTHEAST TURKEY – MOLLA AREA – BAHAR FIELD



Pinar 1
Catak 1
5046
11
4845
Bahar Field
7.24 M 1P
10.9 M 2P
Expansion of License 4845
Molla
M45-A1-1
Goksu
4174
1P = Proved
2P = Proved + Probable
nr = Not Reserved
Reserve Estimates do not include Dadas Sands or Shale
Bahar Field reserves are gross EUR

Reserves other than Bahar are internal estimates for gross reserves. Reserves for Bahar are externally prepared gross reserves by D&M.

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TRANSATLANTIC Petroleum Ltd.

Turkey reserves – molla area – bahar field Growth of reserves & production at bahar field Reserves are SEC pricing. Reserves for Bahar are externally prepared net reserves by D&M.

SOUTHEAST TURKEY ACTIVITY

CURRENTLY DRILLING

Bahar 11 Well Path on Seismic



Bahar 11 H
Karababa A
BCU - Hazro
Hazro F4
Hazro F3
Dadas II
Bedinan

Offset well IP
Hazro F-3
Bahar 4: 1826 BOPD

Bedinan (vertical)
Bahar 6: 757 BOPD

Plan for 2200' vertical section with 4-5 fracs in Bedinan

Plan to complete and commingle Hazro F3 and Bedinan

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TRANSATLANTIC Petroleum Ltd.

Overview – sec pricing VS. FORWARD STRIP YE2016 reserves are preliminary D&M results. YE2015 reserves are final, audited D&M results. $/Share based on 12/31/16 outstanding shares of 47,220,525. $/Share Preferred Converted assumes 100% conversion of the Series A Preferred Shares.  There is no assurance that the conversion of the Series A Preferred Shares will occur. ye2016 sec value YE2016 forward strip value PV-10 of Net Reserves ($MM) Proved (1P) 1P + Probable (2P) 12/31/2015 251 526 Sales Revenue -63 -63 Adds/Revisions 0 -36 Operations Total 188 427 Disposition (Albania) -29 -113 12/31/2016 159 314 TBNG Reserves -21 -49 YE2016 (Ex-TBNG) 138 265 Y/Y Change -45% -50% Reserves/ Sales Revenue 2.2 4.2 ($/Share) Preferred Redeemed $2.92 $5.61 ($/Share) Preferred Converted $1.54 $2.97 PV-10 of Net Reserves ($MM) Proved (1P) 1P + Probable (2P) 12/31/2015 222 499 Sales Revenue -63 -63 Adds/Revisions 148 203 Operations Total 307 639 Disposition (Albania) -23 -103 12/31/2016 284 536 TBNG Reserves -21 -49 YE2016 (Ex-TBNG) 263 487 Y/Y Change 18% -2% Reserves/ Sales Revenue 4.2 7.7 ($/Share) Preferred Redeemed $5.57 $10.31 ($/Share) Preferred Converted $2.94 $5.45

Growth plan

Better fiscal terms than North America Turkey 87.5% NRI Bulgaria 97.5% NRI until cost recovery and 70% NRI thereafter Albania 93.0% NRI Products price premiums Brent indexed oil – dollar based $6.00/mcf gas – mixed currency Unsatisfied local demands Our near term growth projects Pinar (Pē-nar), Turkey Cavuslu (Ca-vu-shlu), Turkey Koynare (Kō-nar-ē), Bulgaria Delvina (Del-vē-na), Albania Opportunity for growth

SOUTHEAST TURKEY – MOLLA AREA – BAHAR FIELD


Horizontal & Downdip Test
Bahar Field
7.24 M 1P
10.9 M 2P
Pinar 1
Catak 1
5046
11
4845
M45-A1-1
Molla
Goksu
4174
Expansion of License 4845
1P = Proved
2P = Proved + Probable
nr = Not Reserved
Reserve Estimates do not include Dadas Sands or Shale
Bahar Field reserves are gross EUR

Reserves other than Bahar are internal estimates for gross reserves. Reserves for Bahar are externally prepared gross reserves by D&M.

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TRANSATLANTIC Petroleum Ltd.

SOUTHEAST TURKEY – MOLLA AREA – PINAR REDRILL


Good Mud Log & Elog Show
Couldn't get pipe set
Pinar – 5 M nr
Pinar 1
Catak 1
5046
4845
M45-A1-1
Molla
Expansion of License 4845
4174
Goksu
1P = Proved
2P = Proved + Probable
nr = Not Reserved
Reserve Estimates do not include Dadas Sands or Shale

Reserves other than Bahar are internal estimates for gross reserves. Reserves for Bahar are externally prepared gross reserves by D&M.

22 | NYSE AMEX: **TAT** TSX: **TNP.TO**

TRANSATLANTIC Petroleum Ltd.

Southeast Turkey – Molla Area Reserves other than Bahar are internal estimates for gross reserves. Reserves for Bahar are externally prepared gross reserves by D&M. Pinar 1 Catak 1 Expansion of License 4845 Molla Goksu 1P = Proved 2P = Proved + Probable nr = Not Reserved Reserve Estimates do not include Dadas Sands or Shale PMK Complex – 72 M nr 1 11 Oil & Gas on Uplifted Blocks

Southeast Turkey – Molla Area – Cavuslu Reserves other than Bahar are internal estimates for gross reserves. Reserves for Bahar are externally prepared gross reserves by D&M. Pinar 1 Catak 1 Expansion of License 4845 Molla Goksu 1P = Proved 2P = Proved + Probable nr = Not Reserved Reserve Estimates do not include Dadas Sands or Shale Cavuslu – 12 M nr 1 11 Four Way Closure on Trend with Bahar

SOUTHEAST TURKEY – MOLLA AREA



Oil above Bahar 7 Level
Pinar 1
Catak 1
5046
BC Complex – 51 M nr
PMK Complex – 72 M nr
4845
Molla
M45-A1-1
Expansion of License 4845
4174
Goksu
1P = Proved
2P = Proved + Probable
nr = Not Reserved
Reserve Estimates do not include Dadas Sands or Shale

Reserves other than Bahar are internal estimates for gross reserves. Reserves for Bahar are externally prepared gross reserves by D&M.

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TRANSATLANTIC Petroleum Ltd.

Southeast Turkey – Molla AreA – new license Reserves other than Bahar are internal estimates for gross reserves. Reserves for Bahar are externally prepared gross reserves by D&M. Pinar 1 Catak 1 Expansion of License 4845 1P = Proved 2P = Proved + Probable nr = Not Reserved Reserve Estimates do not include Dadas Sands or Shale 11 2D Seismic Leads Will 3D this Summer

Southeast Turkey – Molla Area Reserves other than Bahar are internal estimates for gross reserves. Reserves for Bahar are externally prepared gross reserves by D&M. Pinar 1 Catak 1 Expansion of License 4845 1P = Proved 2P = Proved + Probable nr = Not Reserved Reserve Estimates do not include Dadas Sands or Shale Molla Area Bedinan & Hazro 123 MMBO Potential 7.24 MMBO 1P 10.9 MMBO 2P 112 MMBO nr 11 Bedinan – Hazro Zones Only

Bulgaria – North Koynare Prospect *Reserves are internal estimates for gross reserves. A A’ B B’ R1 R2 1400 Acres 30 MMBO* Prospect to be tested through sidetrack Potential for 5000 BOPD with 5 MMBO per well Multiple additional leads have been identified on license (165,000 acres) Koynare Production Concession North Koynare Prospect

Bulgaria – North Koynare Prospect Reserves are internal estimates for gross reserves. North Koynare Structure Dolni Dabnik Field 29MMBO Dolni Dabnik Fm. Lower Cretaceous Unconformity C C’ Proposed Location Graben (Kitchen Area) R1 Down thrown Dolni Dabnik in R1 Compilation of 2D seismic for comparison of North Koynare Prospect to kitchen area and Dolni Dabnik Field. Dolni Dabnik Field is shown in elongated strike view whereas North Koynare is shown in a dip direction due to bend in seismic. C C’

Delvina gas field 25% Operated Interest Reserves are internal estimates from Chevron report Plan to workover two existing wells and install a gas treatment facility in 2017 Delvina Field Estimated net TAT recoverable reserves in Delvina range from 61 BCF (10 Mbo) to 279 BCF (46 Mbo) (per prior Chevron analysis)

Delevered balance sheet Back to drilling Using proved reserves strip pricing for company value: Company worth 4x if preferred redeemed Company worth 2x if preferred converted Near term plan for reserve growth and potential recognition 14 Mboe 1P reserves now 160 Mboe (140 Mboe Net) reservoir tests in 2017 Summary

EMILEE UPSON INVESTOR RELATIONS ADMINISTRATIVE COORDINATOR 972.590.9912 ext1012 emilee.upson@tapcor.com Questions? discussion appendix

EXPERIENCED MANAGEMENT NAME TITLE YEARS’ EXPERIENCE PRIOR EXPERIENCE Malone Mitchell III Chairman & CEO 30 Todd Dutton President 37 Chris Elmore CAO & Controller 16 Chad Burkhardt VP, GC & CS 17 Selami Uras VP, Land 30 David Mitchell VP, Engineering 10 Lee Muncy VP, Geosciences 38 Fabian Anda VP, Finance 18 Texas Pacific Oil Company Coquina Oil Corp Bass Companies

appendix – sec pricing Reserves snapshot Reserves outlined are Preliminary YE2016 D&M Reserves as of Jan 31st, 2017 except TBNG reserves. TBNG reserves are unaudited, internal reserves.

appendix – forward strip pricing BRENT FORWARD Reserves snapshot Reserves outlined are Preliminary YE2016 D&M Reserves as of Jan 31st, 2017 except TBNG reserves. TBNG reserves are unaudited, internal reserves.

Appendix – pricing data Reserves outlined are Preliminary YE2016 D&M Reserves as of Jan 31st, 2017 except TBNG reserves. TBNG reserves are unaudited, internal reserves. Avg. Realized Prices ($) Oil Natural Gas 12/31/2015 $48.65 $7.65 12/31/2016 $37.16 $6.85 Change -24% -10% Avg. Realized Prices ($) Oil Natural Gas 2017 $50.84 $6.85 2018 $50.83 $6.85 2019 $50.32 $6.85 2020 $50.47 $6.85 2021 $51.08 $6.85 2022 $51.61 $6.85 2023 $52.29 $6.85 2024+ $52.74 $6.85 Forward Strip Prices ($) Oil Natural Gas 2017 $58.19 $7.65 2018 $58.28 $7.65 2019 $57.82 $7.65 2020 $57.98 $7.65 2021 $58.57 $7.65 2022 $59.05 $7.65 2023 $59.72 $7.65 2024+ $60.16 $7.65 SEC Prices ($) Oil Natural Gas 12/31/2015 $55.11 $7.65 12/31/2016 $44.42 $6.85 Change -19% -10%

appendix OIL PRICING HIGHLIGHTS YE2016 reserves are preliminary D&M results. YE2015 reserves are final, audited D&M results. Improved Pricing Environment 19% reduction in SEC Brent Price 2015 - $55.11 2016 - $44.42 Much improved forward strip YE2015 forward strip started at a 26% discount to SEC YE2016 forward strip starts at a 30% premium YE2016 forward strip is conservative compared to today’s prices Useful for value moving forward

Appendix - Turkey reserves Proved reserves by area - sec YE2016 Non-TBNG reserves are preliminary D&M results. TBNG reserves are unaudited, internal reserves in consolidated numbers. YE2015 reserves are final, audited D&M results. Prices are SEC Brent Price before differentials   12/31/2016 Adds / 2016 12/31/2015 Y/Y Change MMBoe Net Revisions Production Net Net PDP Şelmo 2.4 0.0 -0.7 3.1 -23% Thrace (Non-TBNG) 0.1 -0.5 -0.1 0.7 -83% Thrace (TBNG) 0.3 0.0 -0.2 0.5 -32% Molla 1.9 1.5 -0.6 1.0 86% Other 0.2 -0.2 0.0 0.4 -50% Total PDP Reserves 4.9 0.8 -1.6 5.7 -14% PDNP Şelmo 0.2 0.0 0.0 0.2 11% Thrace (Non-TBNG) 0.3 -0.3 0.0 0.6 -58% Thrace (TBNG) 0.3 0.0 0.0 0.3 -1% Molla 0.3 -0.3 -0.2 0.8 -60% Other 0.0 -0.2 0.0 0.2 -100% Total PDNP Reserves 1.1 -0.8 -0.2 2.1 -47% PUD Şelmo 4.4 0.7 0.0 3.7 19% Thrace (Non-TBNG) 0.3 -0.9 0.0 1.2 -75% Thrace (TBNG) 0.9 0.0 0.0 0.9 0% Molla 3.7 2.5 0.0 1.2 205% Other 0.0 -0.4 0.0 0.4 -100% Total PUD Reserves 9.2 1.9 0.0 7.4 25%

Appendix - Turkey reserves Reserves by area - sec YE2016 Non-TBNG reserves are preliminary D&M results. TBNG reserves are unaudited, internal reserves in consolidated numbers. YE2015 reserves are final, audited D&M results. Prices are SEC Brent Price before differentials   12/31/2016 Adds / 2016 12/31/2015 Y/Y Change MMBoe Net Revisions Production Net Net 1P Reserves Şelmo 7.0 0.8 -0.7 7.0 0% Thrace (Non-TBNG) 0.7 -0.1 -0.1 0.9 -25% Thrace (TBNG) 1.5 0.0 -0.2 1.7 -13% Molla 5.8 3.5 -0.6 3.0 95% Other 0.2 -0.7 0.0 0.9 -79% Total 1P Reserves 15.2 3.3 -1.6 13.5 13% 2P Reserves Şelmo 12.5 0.0 -0.7 13.2 -6% Thrace (Non-TBNG) 1.2 -0.3 -0.1 1.6 -25% Thrace (TBNG) 4.3 0.0 -0.2 4.5 -4% Molla 11.8 5.1 -0.6 7.3 61% Other 0.2 -1.0 0.0 1.2 -82% Total 2P Reserves 30.0 3.8 -1.6 27.8 8% 3P Reserves Şelmo 16.5 0.0 -0.7 17.2 -4% Thrace (Non-TBNG) 10.0 -0.5 -0.1 10.6 -6% Thrace (TBNG) 7.2 0.0 -0.2 7.4 -2% Molla 19.4 6.0 -0.6 14.0 38% Other 0.2 -1.4 0.0 1.6 -86% Total 3P Reserves 53.3 4.1 -1.6 50.8 5%

appendix Production summary Production is reported net wellhead volumes   2015 2016 Y/Y Net Production Volumes Production Production % Change TURKEY Oil (Mbbls) 1,426 1,378 -3% Gas (MMscf) 2,645 1,597 -40% BOE (Mboe) 1,867 1,644 -12%         ALBANIA Oil (Mbbls) 248 39 -84% Gas (MMscf) 0 0 0% BOE (Mboe) 248 39 -84%         TOTAL Oil (Mbbls) 1,674 1,417 -15% Gas (MMscf) 2,645 1,597 -40% BOE (Mboe) 2,115 1,683 -20%

Adjusted ebitdax reconciliations Adjusted EBITDAX from continuing operations ("Adjusted EBITDAX") is a non-GAAP financial measure that represents net income (loss) from continuing operations plus interest and other, net, current and deferred income tax expense, exploration, abandonment and impairment, seismic and other exploration expense, foreign exchange loss (gain), share-based compensation expense, loss (gain) on commodity derivative contracts, cash settlements on commodity derivative contacts, accretion of asset retirement obligation, depreciation, depletion and amortization, revaluation of contingent consideration, commodity derivative unwind (gain) /loss and net other items. The Company believes Adjusted EBITDAX assists management and investors in comparing the Company's performance on a consistent basis without regard to depreciation, depletion and amortization and impairment of oil and natural gas properties and exploration expenses, which can vary significantly from period to period. In addition, management uses Adjusted EBITDAX as a financial measure to evaluate the Company's operating performance.   Adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income or income from continuing operations prepared in accordance with GAAP. Net income or income from continuing operations may vary materially from Adjusted EBITDAX. Investors should carefully consider the specific items included in the computation of Adjusted EBITDAX.

Adjusted ebitdax reconciliations (continued) For the Twelve Months Ended Dec 31

2016 Pv-10 reconciliation

2015 PV-10 Reconciliation